UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2010

Xenonics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32469	84-1433854
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3186 Lionshead Avenue Carlsbad, California	92010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 477-8900

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 23, 2009, Xenonics Holdings, Inc. (the “Company”) received a notice from the NYSE Amex (the “Exchange”) stating that the Company was not in compliance with one of the requirements for continued listing on the Exchange. Specifically, the Exchange advised the Company that it was not in compliance with Section 1003(a)(ii) of the Exchange’s Company Guide because the Company’s stockholders’ equity was less than $4,000,000 and the Company had losses from continuing operations and net losses in three of its four most recent fiscal years.

By letter dated February 23, 2009, the Company provided the Exchange with a plan (the “Compliance Plan”) detailing the action that it would take to bring itself into compliance with the Exchange’s continued listing standards. By letter dated April 13, 2009, the Exchange accepted the Company’s Compliance Plan and granted the Company an extension until July 23, 2010 to regain compliance with Section 1003(a)(ii) of the Exchange’s Company Guide.

On February 23, 2010, the Company received a notice from the Exchange stating that the Company is not in compliance with an additional requirement for continued listing on the Exchange. Specifically, the Exchange advised the Company that it is not in compliance with Section 1003(a)(iii) of the Exchange’s Company Guide because the Company’s stockholders’ equity is less than $6,000,000 and the Company had losses from continuing operations and net losses in its five most recent fiscal years.

In order to maintain its listing on the Exchange, the Company must submit a supplemented Compliance Plan by March 25, 2010 addressing the manner in which the Company intends to regain compliance with Section 1003(a)(iii) of the Company Guide by July 23, 2010. The Company is in the process of preparing that supplemented Compliance Plan for submission to the Exchange.

On February 26, 2010, the Company issued a press release disclosing its receipt of the notice from the Exchange summarized above and the fact that the Company is not in compliance with the Exchange’s continued listing requirements. A copy of the press release is furnished as Exhibit No. 99.1 to this Current Report on            Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 — Xenonics Holdings, Inc. Press Release dated February 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenonics Holdings, Inc.

March 1, 2010	By:	/s/ Richard S. Kay
Name: Richard S. Kay Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Xenonics Holdings, Inc. Press Release dated February 26, 2010